EXHIBIT 10.22

CONFIDENTIAL TREATMENT IS REQUESTED FOR THE REDACTED PORTIONS OF THIS EXHIBIT.

SECOND AMENDMENT
TO
PRODUCT PURCHASE AGREEMENT

     This SECOND AMENDMENT TO PRODUCT PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of the 3rd day of December, 2002 by and between GENERAL INSTRUMENT CORPORATION, a Delaware corporation with its principal place of business at 101 Tournament Drive, Horsham, Pennsylvania 19044, acting as the Broadband Communications Sector of Motorola, Inc. (“Customer”), and BROADCOM CORPORATION, a California corporation with its principal place of business at 16215 Alton Parkway, Irvine, California 92618 (“Supplier”), with reference to the following facts and circumstances:

     A.     Supplier and Customer are parties to that certain Product Purchase Agreement dated as of November 22, 2000 (the “Initial Agreement”) by and between Customer and Supplier.

     B.     Supplier and Customer amended the Initial Agreement by the Amendment to Product Purchase Agreement dated as of January 1, 2002 (the “First Amendment”) by and between Customer and Supplier.

     C.     Supplier and Customer desire to further amend the Initial Agreement as previously amended by the First Amendment (the Initial Agreement, as so amended by the First Amendment, the “Existing Agreement”) in the manner set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the parties hereto hereby agree as follows:

1. Amendment.

     (a)  The Existing Agreement is hereby amended to delete Exhibit A thereto and replace it with Exhibit A attached hereto.

     (b)  Section 1.12 of the Existing Agreement is hereby amended to read in its entirety as follows:

1.12 Early Access Program. During the term of this Agreement, Customer shall be entitled to full participation in any Early Access Program made available by Supplier to any customer for broadband communication products in [***] (such period to be extended for the full term of any subsequent supply agreement between Supplier and Customer for such products) and [***].

*     Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(c) Section 4 of the Existing Agreement is revised to read in its entirety as follows:

4. DESIGN-IN AND QUALIFICATION OF SUPPLIER PRODUCT; SUPPORT

4.1 Design-In and Qualification. Customer will design-in and qualify a Supplier device on a model of Customer’s [***] product, conditioned upon Customer’s final acceptance testing of the samples of the [***] already delivered by Supplier. Any Customer design award to Supplier for the [***] is contingent upon the price of the [***] being no higher than $[***]. That price is inclusive of the [***] device; [***]; a [***] license of the following Supplier tools and software for use with the purchased devices, which Supplier represents are all of the Supplier’s tools and software needed for the use of the purchased devices: Supplier’s [***], Supplier’s [***], Supplier’s [***], and technical support for all of the above. The license will permit the software to be used for the development and post-sale support of Customer’s products incorporating Supplier’s products, will extend for the period such support is necessary, and will otherwise be on terms no less favorable to Customer than the terms contained in the Software License Agreement between Supplier and Customer dated June 24, 1999 (the “Existing Software License Agreement”).

4.2 License of Certain Software. Supplier shall also grant to Customer a [***] license to use Supplier’s [***], [***], and Supplier’s [***] in connection with any [***] or [***] device which includes Broadcom’s [***] solutions (with or without Broadcom [***] solutions) and to copy, sublicense and distribute such software to Customer’s customers and end users of such [***] and [***] devices. The license will permit Customer to sell all Products purchased from Supplier and will otherwise be on terms no less favorable to Customer than the terms contained in the Existing Software License Agreement.

4.3 Additional Support. So long as Customer is in material compliance with its obligations under this Agreement , Supplier will provide, free of charge to Customer and as Customer may reasonably request, all reasonably necessary support, development and testing to assure success for each [***] certification wave during the term of this Agreement, including providing Customer with reasonable numbers of reference designs and [***] samples.

        (d)  Sections (b) and (h) of Exhibit B to the Existing Agreement shall be amended to substitute the phrase “FOB Supplier’s facility in Singapore” for the phrase

“FOB Supplier’s facility currently located at the address listed above for Supplier at the beginning of the Agreement"

wherever it appears.

*     Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     (e)  From and after the date hereof, all references in the Existing Agreement and herein to the “Agreement” shall refer to the Existing Agreement, as modified by this Amendment. For all purposes of the Agreement, other than the Minimum Purchase Commitment, the term “Products” shall be and shall be deemed to refer to all of the original Products under the Initial Agreement (which remain covered by the Minimum Purchase Commitment) as well as all of the new Products described in Exhibit A and herein.

2.     Publicity. Customer and Supplier intend to issue a joint press release regarding the general terms of this Amendment; provided, that no press release shall be issued by either party with respect to this Amendment without the consent of the other party. Each party shall treat the terms of this Agreement as Confidential Information for purposes of the Agreement.

3.     Governing Law. This Amendment shall be governed by and construed under the laws of the State of California, without reference to conflict of laws principles.

4.     Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be considered an original, but all of which together will constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart thereof.

5.     No Other Amendment. Except as amended hereby, the Existing Agreement shall remain in full force and effect, and all other terms and conditions of the Existing Agreement shall remain in full force and effect and are otherwise unmodified by this Amendment.

*     Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their representatives thereunto duly authorized as of the date first written above.

GENERAL INSTRUMENT CORPORATION	BROADCOM CORPORATION
acting as the Broadband Communications
Sector of Motorola, Inc.

By: [***]	By: /s/ TIMOTHY M. LINDENFELSER
Name: [***]	Name: Timothy M. Lindenfelser
Title: [***]	Title: Vice President and General Manager,
Broadband Communications Business Unit

*     Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Exhibit A

Exhibit A to Product Purchase Agreement

Products, Prices and Minimum Purchase Commitment

PRODUCTS, PRICES

The following are the Products referred to in this Agreement for which prices have been agreed and constitute the “Products” under this Agreement. The per unit prices to be paid for such Products are as set forth below for the calendar half year in which the order for the Product is made, subject to adjustment as hereinafter set forth:

The prices for the following Products would be no higher than as follows for each half-year and/or quarter through [***]:

[***]

The prices for the following Products would be no higher than as follows for each half-year through [***]:

[***]

MINIMUM PURCHASE COMMITMENT

               1. The amount of Products required to be purchased by Customer and Customer Affiliates pursuant to the Minimum Purchase Commitment referred to in this Agreement shall be equal to the following percentages of the aggregate quarterly requirements of Customer and Customer Affiliates:

(a) for [***] semiconductor device(s), in whatever mix selected by Customer (whether bought individually or in an OEM or ODM product) which provide [***] (specifically the functions provided by Supplier’s [***]) for [***] for the products of Customer and the Customer Affiliates, excluding (i) any semiconductor devices which provide [***] and (ii) ancillary devices such as Supplier’s [***] devices (the “[***] Requirements”), to be calculated on the basis of [***] (taking into account all [***] programs of Customer and the Customer Affiliates requiring [***] semiconductor devices (including, without limitation, the following programs: [***])):

*     Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Calendar Quarter	Percent
[***]	[***]

For clarity, the parties agree that Supplier’s [***] and devices [***] are not part of the Minimum Purchase Commitment contained in this paragraph 1(a).

(b) for semiconductor device(s) (except for [***] integrated circuits, [***], [***] integrated circuits, and [***] integrated circuits), in whatever mix selected by Customer that contain [***] (specifically the functions provided by Supplier’s [***], but excluding the [***] device on a standalone basis) (the “[***] Requirements”), to be calculated on the basis of [***] taking into account all [***] programs of Customer and the Customer Affiliates (including, without limitation, the [***] programs (including, without limitation, [***])):

Calendar Quarter	Percent

[***]	[***]

The [***] Requirements shall also include Customer’s requirements for semiconductor device(s) included within the foregoing definition of [***] Requirements that are purchased as part of an OEM or ODM product, except for components [***], such as the [***] components to be included in Customer’s [***] product.

As used in this Agreement, the term “Requirements” shall refer collectively to the [***] Requirements and the [***] Requirements.

In connection with their annual audit of the financial statements of Customer and its Affiliates, upon the written request of Supplier delivered to Customer no later than December 1 of the year under audit, the independent certified public accountants of Customer and its Affiliates shall be requested to audit the records of Customer and its Affiliates with respect to Customer’s compliance with the Minimum Purchase Commitment provisions. The cost of such audit shall be borne by [***]. Customer also agrees to certify its compliance with these provisions upon reasonable request by Supplier. In addition, Supplier may engage its own accounting firm to independently audit and inspect the books and records of Customer with respect to Customer’s compliance with the Minimum Purchase Commitment provisions.

PRICE ADJUSTMENTS

The prices for the Products set forth above (or otherwise agreed) shall be subject to the following adjustments.

[***]

*     Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

In connection with their annual audit of Supplier’s financial statements, upon the written request of Customer delivered to Supplier no later than December 1 of the year under audit, Supplier’s independent certified public accountants shall be requested to audit the records of Supplier and its Affiliates with respect to Supplier’s compliance with the [***] provisions. In addition, Customer may engage its own accounting firm to independently audit and inspect the books and records of Supplier with respect to Supplier’s compliance with the [***] provisions. The cost of such audit shall be borne by [***]. Supplier also agrees to certify its compliance with these provisions upon reasonable request by Customer.

Competitiveness

In furtherance of Section 1.5 of this Agreement, in the event that Customer is given in writing an arms length, bonafide offer from an independent third party (i.e. not an Affiliate of Customer and/or any Affiliate of Customer, or the Customer Affiliates) supplier capable of fulfilling orders for the quantities described in clause (A), (B), or (C), as applicable, to purchase (A) [***], (B) [***] and (C) [***] and, in the case of each of (A), (B), and/or (C), Customer has qualified such other supplier’s product as production ready for such quantities and, to the extent that Customer’s customers require [***] for such product, such product is [***], as applicable (to the extent that the Product to which such alternative is being compared is itself [***], as applicable), then Customer shall provide written notice of all of the material financial and other relevant terms (including, without limitation, the duration of such offer) (the “Offer Notice”) to Supplier. The Offer Notice shall be provided regardless of whether the product offered by the third party supplier is [***]. Nothing herein shall require Customer to divulge the name of the third party making the offer. The Offer Notice will include certification by an authorized officer of Customer as to the accuracy and completeness of the foregoing, and that the Offer Notice is capable of being accepted for at least [***] days after the Offer Notice is provided to Supplier. Supplier shall have the opportunity, exercisable within [***] days after Supplier’s receipt of the Offer Notice, to meet the terms set forth in the Offer Notice for the relevant product for the period stated in the Offer Notice. In the event that Supplier does not agree to meet the terms set forth in the Offer Notice within such [***] day period, Customer may then accept such offer from such other supplier on the terms set forth in the Offer Notice, without any modification and any products purchased by Customer pursuant to such offer shall be credited toward Customer’s Minimum Purchase Commitment to the same extent as if purchased from Supplier; provided that if at any time thereafter any material modifications are made to the terms set forth in the Offer Notice which entitled Customer under clause (A), (B), or (C) to provide the Offer Notice or if Customer does not purchase any products from such other supplier on the terms set forth in the Offer Notice within [***] from the last date on which Broadcom was permitted to deliver an acceptance of such Offer Notice hereunder, the Customer shall again be required to submit a new Offer Notice with respect thereto prior to being permitted to receive any credit for such products purchased from the third party supplier.

*     Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.